                                                                   Exhibit 10.41



PORTIONS OF THIS DOCUMENT INDICATED BY AN ++ HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.

                  SECOND AMENDMENT TO THE DISTRIBUTOR AGREEMENT


           This Second Amendment to the Distributor Agreement is effective as of December 27, 2003 (the "Effective Date"), and is made by and between NOKIA Inc., by and through its NOKIA Mobile Phones business unit ("NOKIA"), and Brightpoint North America L.P. ("BRIGHTPOINT").

           WHEREAS, NOKIA and BRIGHTPOINT entered into that certain Distributor Agreement (the "Agreement") effective as of October 29, 2001, which sets forth the terms and conditions under which NOKIA will sell, and BRIGHTPOINT will purchase and distribute, various NOKIA Products; and

           WHEREAS, the parties amended the Agreement pursuant to Amendment No. 1 to the Agreement (the "First Amendment") which, among other things, replaced the then-current distribution and logistics relationship with a Vendor Managed Inventory ("VMI") system for the purchase and distribution of NOKIA Handsets; and

           WHEREAS, the parties now desire to further amend the Agreement and the First Amendment in accordance with the provisions this Second Amendment to the Agreement (this "Second Amendment").

           NOW, THEREFORE, in consideration of the mutual covenants provided for herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


1.   SECTION 1.3 - Section 1.3 is amended in its entirety to state as follows:

     "During the period January 1, 2004 through December 31, 2004, BRIGHTPOINT agrees that its minimum purchase goal shall be ++ (++) units of NOKIA Handsets. During the period January 1, 2005 through December 31, 2005, BRIGHTPOINT agrees that its minimum purchase goal shall be ++ (++) units of NOKIA Handsets."

2.   SECTION 1.4 - Section 1.4 is amended in its entirety to state as follows:

     "During the Term, NOKIA will not sell or provide Handsets to another "Distributor" for general distribution purposes within the Territory. For purpose of this Agreement, "Distributor" shall mean any third party or individual who purchases handsets from any manufacturer for resale to individuals or entities other than end-user consumers, but shall not be deemed to include any cellular or PCS carrier or reseller, retailers, dealer/agents, any OEM purchaser, and/or end user consumers. In addition, NOKIA shall not be prohibited from selling to other Distributors for special distribution purposes such as computer VAR customers or to meet the needs of specific carriers, resellers or "Vertical Orchestrators" (as defined below). Notwithstanding the foregoing, NOKIA will use reasonable efforts to minimize the use of any alternative Distributor and use reasonable efforts to ensure that the Handsets sold to any alternative Distributors are further sold only to the specific customers for whom the alternative Distributor is to serve. Further, it is NOKIA's intent that BRIGHTPOINT's prices remain competitive in the marketplace at all times, giving due consideration to BRIGHTPOINT's overall sales volume. For purposes of this Section 1.4, a "Vertical Orchestrator" shall mean any person or entity who, pursuant to an agreement with one or more carriers, provides certain services (including, for example, commission collection) to a group of dealer/agents."

3. SECTION 1.5 - Section 1.5 is deleted in its entirety. ATTACHMENT 2 is deleted in its entirety.

4.   SECTION 1.6 - Section 1.6 is amended in its entirety to state as follows:
     In support of BRIGHTPOINT/NOKIA marketing initiatives, NOKIA will fund an annual ++ ($++) co-op marketing budget to be spent on jointly agreed upon projects, subject to NOKIA's co-op guidelines. Such



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


     funds will be made available timely as agreed jointly by NOKIA and BRIGHTPOINT. It is NOKIA's expectation that NOKIA's representation in BRIGHTPOINT's marketing activities will be proportionate to the level of business between NOKIA and BRIGHTPOINT."

5.   SECTION 2.3 - Section 2.3 is amended in its entirety to state as follows:

     "All orders for Products must be accompanied by a purchase order from BRIGHTPOINT to NOKIA, to be submitted to NOKIA by the 10th day of the preceding month, which purchase order shall be binding upon the parties. Subject to the provisions of Section 2.1, at least thirty (30) days prior to the beginning of each calendar quarter, BRIGHTPOINT agrees to submit a non-binding forecast to NOKIA for all Products forecasted to be purchased during the next calendar quarter."

6.   SECTION 2.4 - Section 2.4 is amended in its entirety to state as follows:

     "NOKIA agrees to stock balance any Handset SKU, purchased by BRIGHTPOINT on or after the Effective Date of this Second Amendment, for which BRIGHTPOINT has in ++. This Section 2.4 shall not apply to any Handset SKU for which NOKIA notifies BRIGHTPOINT, in writing and within seven (7) days after receipt of, but in no case after accepting, BRIGHTPOINT's purchase order, that such Handsets are being sold to BRIGHTPOINT without the benefit of any stock balancing. This Section 2.4 shall not apply to end of life Handsets for which NOKIA notifies BRIGHTPOINT, in writing and within seven (7) days after receipt of, but in no case after accepting, BRIGHTPOINT's purchase order, that such Handsets are being sold to BRIGHTPOINT without the benefit of any stock balancing."

7.   SECTION 4.1 - Section 4.1 is amended in its entirety to state as follows:

     "The terms of payment shall be net due++ days from the date of NOKIA's invoice. NOKIA shall invoice BRIGHTPOINT for the Products at the time of shipment."

8.   SECTION 5.1 - Section 5.1 is amended in its entirety to state as follows:

     "If BRIGHTPOINT achieves a ++ units during a calendar month, NOKIA's ++ of all handsets sold by BRIGHTPOINT for its general distribution purposes in the Territory ++ during such calendar month. If BRIGHTPOINT does not achieve ++ units during a calendar month, NOKIA's ++ of all handsets sold by BRIGHTPOINT for its general distribution purposes in the Territory ++ during such calendar month." Subject to the classification as a "++", as described in Sec 5.3, NOKIA agrees that BRIGHTPOINT can pursue a direct purchasing relationship with ++.

9.   SECTION 5.3 - Section 5.3 is amended in its entirety to state as follows:

     "If BRIGHTPOINT achieves a ++ during each calendar month of a given calendar quarter, ++ during such calendar quarter. Further, BRIGHTPOINT agrees that during the Term hereof, no "++" to the U.S. wireless communications terminal market (800 MHz and/or 1.9 GHz) shall ++ of Wireless Communication Terminals sold by BRIGHTPOINT for general distribution purposes in the Territory. As used herein, the term "++" shall mean any manufacturers who first introduced products to the U.S. market in commercial volumes on and after August 1, 1996."

10.  SECTION 5.4 - Section 5.4 is amended in its entirety to state as follows:

     "For all carriers and/or service providers with whom BRIGHTPOINT has a Master Agent Agreement and to whom BRIGHTPOINT sells Handsets, BRIGHTPOINT shall use commercially reasonable efforts to ensure that its ++."

11.  SECTION 5.11 - Section 5.11 is amended in its entirety to state as follows:

     "The parties contemplate that NOKIA shall be the preferred manufacturer of entry-level handsets in BRIGHTPOINT's ++ channel. In consideration of the NOKIA Handset volumes and exclusivity given to BRIGHTPOINT in Section 1.4, BRIGHTPOINT agrees not to ++. For purposes of this Section 5.11, a "++" handset is any handset that is ++."


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

12.  SECTION 7.2 - Section 7.2 is amended in its entirety to state as follows:

     "During the Term, BRIGHTPOINT shall not, without the express written consent of NOKIA, directly transship, sell, or otherwise transfer the Products outside the Territory. BRIGHTPOINT shall not knowingly sell, or continue to sell, the Products to any other person or entity who intends to distribute, or who BRIGHTPOINT has reason to believe intends to distribute, the Products outside the Territory. BRIGHTPOINT will not sell any Product that bears a NOKIA trademark, tradename, logo, or insignia ("NOKIA Marks"), but is known to BRIGHTPOINT not to have been made, manufactured or sold by NOKIA or by an entity holding a valid license to use the NOKIA Marks. BRIGHTPOINT agrees that if it has acquired any such Product, it will notify NOKIA in writing and promptly cease and desist from any further acquisition, sale, resale or supply of such Products. Violation of this provision in any manner by BRIGHTPOINT shall permit NOKIA to terminate this Agreement at any time upon written notice to BRIGHTPOINT."

13.  SECTION 7.4 - Section 7.4 is amended in its entirety to state as follows:

     "Except with NOKIA's express written permission in each instance, BRIGHTPOINT shall not sell or solicit any sale of Handsets to the NOKIA Direct Accounts identified on ATTACHMENT 5, attached hereto and incorporated herein. In addition, BRIGHTPOINT agrees to provide NOKIA with written notice prior to purchasing any Handsets from any such NOKIA Direct Account. NOKIA may modify ATTACHMENT 5 from time to time upon written notice to BRIGHTPOINT. In the event NOKIA adds a carrier or reseller to the list set forth in ATTACHMENT 5, then the volume that such carrier or reseller shall purchase from NOKIA shall be credited against BRIGHTPOINT's minimum purchase goals under Section 1.3 above."

14. ADD NEW SECTION 7.5 - The following Section 7.5 is hereby added to this Agreement as follows:

     "Unless BRIGHTPOINT has received NOKIA's prior written consent in each instance, BRIGHTPOINT agrees that BRIGHTPOINT's sales of any NOKIA Handsets
     ++.

15.  SECTION 8.3 - Section 8.3 is amended in its entirety to state as follows:

     "During the Term, BRIGHTPOINT shall make available to NOKIA, and NOKIA shall make available to BRIGHTPOINT the reports and business information set forth in ATTACHMENT 7, attached hereto and incorporated herein. In addition, BRIGHTPOINT agrees to provide NOKIA, on a quarterly basis, and within thirty (30) days following the end of each calendar quarter, a detailed accounting of all NOKIA Products sold by BRIGHTPOINT to Distributors and other third parties within the Territory. BRIGHTPOINT further agrees to track its performance and report to NOKIA, within thirty
     (30) days following the end of each calendar quarter, on the performance metrics set forth in ATTACHMENT 13."

16. ADD NEW SECTION 9.7 - The following Section 9.7 is hereby added to this Agreement as follows:

     "The parties agree that customer "dead-on-arrival" or "DOA" Handset returns shall be processed in accordance with NOKIA's DOA Program, attached hereto as ATTACHMENT 12 and incorporated herein."

17.  SECTION 12.1 - Section 12.1 is amended in its entirety to state as follows:

     Unless sooner terminated in accordance with the terms of this Agreement, the initial term of this Agreement shall commence on January 1, 2002, and extend until January 1, 2006 ("Term").

18.  SECTION 12.3 - Section 12.3 is amended in its entirety to state as follows:

     "Upon at least sixty (60) days prior written notice to the other party, either party may terminate this Agreement, with or without cause, provided however, that the effective date of such termination shall not occur earlier than January 1, 2006. Notwithstanding the foregoing, in the event there is a Change of Control of BRIGHTPOINT at any time, NOKIA may terminate this Agreement immediately upon written notice to BRIGHTPOINT. For purposes of this Section 12.3, a "Change of Control" will be deemed to have occurred if: (i) any person or entity becomes the beneficial owner (as defined in Rule 13d-5 under the Securities Exchange Act as in effect on the Effective

     Date), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the outstanding securities of BRIGHTPOINT, (ii) BRIGHTPOINT becomes a subsidiary of some unrelated third party; or (iii) any unrelated person or "Group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act as in effect on the Effective Date) acquires all or substantially all of the assets of BRIGHTPOINT."

19. ADD NEW SECTION 13.2 - The following Section 13.2 is hereby added to this Agreement as follows:

     "In the event BRIGHTPOINT sells or allows the Products to be re-sold or packaged with accessories or batteries not supplied or approved by NOKIA, BRIGHTPOINT shall indemnify and hold NOKIA harmless for any claims, liabilities, loss or damage suffered by NOKIA related to or resulting from the use of such items."

20. ATTACHMENTS - The Attachments to the Agreement are amended/added as follows:

     ATTACHMENT 2 (Big box Retailers) - Deleted in its entirety ATTACHMENT 5 (NOKIA Direct Accounts) - Amended in its entirety ATTACHMENT 6 (Designated Competitors) - Amended in its entirety ATTACHMENT 7 (Business Information)
     - Amended in its entirety ATTACHMENT 9 (Close-Outs) - Deleted in its entirety ADD NEW ATTACHMENT 12 - NOKIA DOA Program ADD NEW ATTACHMENT 13 - Performance Metrics

21. GENERAL - Except as expressly set forth above, this Second Amendment to the Agreement does not supersede or amend any of the other terms and conditions of the Agreement, which shall continue in full force and effect. This Second Amendment shall bind and inure to the benefit of each of the parties hereto and their respective successors and assigns. The parties represent and warrant to each other that the undersigned are authorized to execute this Second Amendment. Defined terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

NOKIA INC.                                BRIGHTPOINT NORTH AMERICA L.P.

                                          By: Brightpoint North America,  Inc.,
                                              its general partner

By: /s/ Mike Pennington                   By: /s/ J. Mark Howell
    --------------------------               -----------------------------------

Name: Mike Pennington                     Name: J. Mark Howell
      ------------------------                 ---------------------------------

Title:    VP Sales                        Title:   President
      ------------------------                 ---------------------------------

Date:     12/26/03                        Date:    12-27-03
      ------------------------                 ---------------------------------




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




                                  ATTACHMENT 5

                              NOKIA DIRECT ACCOUNTS



++
++
++
++
++
++
++
++
++
++
++
++
++
++
++
++
++



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



                                  ATTACHMENT 6

                             DESIGNATED COMPETITORS



                                       ++

                                  ATTACHMENT 7

                              BUSINESS INFORMATION



1. BRIGHPOINT account numbers for all BRIGHTPOINT customers who purchase NOKIA Products.

2. Accurate and complete MTD and YTD sales information (units and dollars), to be refreshed on a daily basis, for all BRIGHTPOINT customers who purchase NOKIA Products.

3. Inventory information on all SKUs of NOKIA Products to be refreshed on a daily basis.

4. Transaction data on all transactions involving NOKIA Products, including price, quantity and date (Monthly report).

5. NOKIA market share information by individual BRIGHTPOINT sales person(s) and by individual BRIGHTPOINT accounts (Monthly report).

6. BRIGHTPOINT's actual performance on each performance metric described in ATTACHMENT 13 (Monthly report).

7.   Customer scorecards provided monthly.




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



                                  ATTACHMENT 9

                                   CLOSE OUTS

                              Intentionally Deleted

                                  ATTACHMENT 12

                                NOKIA DOA PROGRAM




                                 [See attached]


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



[NOKIA LOGO]

                              After Market Services
                                Policy Statement

    MOBILE PHONE SALES PACKAGE DOA POLICY FOR BRIGHTPOINT (EFFECTIVE 8/1/02)


NOKIA MOBILE PHONES INC. (NMP) AFTER MARKET SERVICES RELEASES THIS POLICY STATEMENT TO DEFINE THE CRITERIA AND PROCESS FOR THE RETURN AND ACCEPTANCE OF DEAD ON ARRIVAL (DOA) MOBILE PHONE SALES PACKAGES. THE CONDITIONS BELOW ARE REQUIRED TO QUALIFY FOR A NMP CREDITED RETURN BASED UPON THE CUSTOMER'S CURRENT PURCHASE PRICE.

1. Returns not meeting the below criteria, after NMP inspection and testing, will be removed from the credit line of the RMA and returned to the customer in the originally received condition and packaging. THE FOLLOWING CONDITIONS WILL CONSTITUTE A RETURN FOR CREDIT:

     a) THERE IS A VALID SALES CONTRACT OR OTHER SALES AGREEMENT IS CURRENTLY IN AFFECT BETWEEN NMP AND THE CUSTOMER.

     b) THE PRODUCT IS A NMP NEW UNIT SALE TO THE CUSTOMER IN THE UNITED STATES OF AMERICA.

     c) THE RETURNED UNIT(S) ARE IN THE ORIGINAL PACKAGING WITH ALL REQUIRED CONTENTS AND ACCESSORIES. THE RETURNED PRODUCT ALSO MUST BE FROM THE UNITED STATES OF AMERICA.

     d) AN END USER PROOF OF PURCHASE IS INCLUDED WITH EACH UNIT, INDICATING A SALE AND RETURN WITHIN THE LAST 60 DAYS.

     e) WHERE A PROOF OF PURCHASE DOES NOT EXIST, THE TRANSCEIVER MANUFACTURING DATE CODE CAN BE NO MORE THAN 90 DAYS.

     f) AS ANOTHER OPTION WHERE A PROOF OR PURCHASE DOES NOT EXIST, THE PHONE CALL TIMER CAN BE USED BUT IT MUST SHOW MINUTES OF USAGE LESS THAN 60 MINUTES AND THE DATE CODE CAN NOT BE OLDER THAN 6 MONTHS.

     g) AFTER TEST, A FUNCTIONAL FAILURE EXISTS WHERE THE PRODUCT DOES NOT MEET THE ORIGINAL MANUFACTURING SPECIFICATIONS.

2. A NMP supplied Return Material Authorization (RMA) number must be visible on the box or pallet and accompany all returns for credit. Product arriving without an RMA number, or associated line item, will be returned to the customer.

3. Customer will not be entitled to return for credit any units that show sign of customer misuse, previous repair, or history of refurbished product. Theses units will be returned to the Customer.

4. Nokia shall pay for authorized ground freight for products returned under the DOA policy. Ground freight shall only be paid on charges incurred from Brightpoint to Nokia (not additionally from customer to Brightpoint). When the RMA number is issued, the Sales Support Coordinator will provide Nokia authorized freight carriers.

5. Provided the Customer is in compliance with the criteria above, and after testing and inspection, NMP will issue a credit to the customer for those returns applicable. Product failing to meet the criteria in paragraph 1 above will be returned to the Customer. Nokia will promptly issue credit in accordance with these terms, which may be then used by the Customer in payment of open invoices.



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

6. To request a RMA number, you must contact your Sales Support Coordinator, and include a complete list of all ESN's and Model variants. NMP will process the information and issue a RMA number to the Customer. All DOA returns will be shipped to:

                                     NMP AMS
                         5650 ALLIANCE GATEWAY, ZONE #4
                              FORT WORTH, TX 76177

7. Nokia reserves the right to change this policy for DOA returns at anytime, upon notice to the Customer.





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



                                  ATTACHMENT 13

                               PERFORMANCE METRICS



1. Scorecards with mutually agreed customers, in a format and including criteria to be mutually agreed upon

2.   Customer notification of back-orders

3.   On Time Delivery

          a. Customer requested delivery date vs. actual delivery date

          b. Measured as a percentage of on-time product

4.   Out of Stock

5.   Time for Order fulfilment (goals vs. actual)

6.   Order Accuracy

          a. Extent to which product description and quantity match customer order

          b. Programming accuracy




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